                                   [GRAPHIC]

                       SEMIANNUAL REPORT -- JUNE 30, 1999

                                     [LOGO]

                                    PACIFIC
                                    ADVISORS
                                       -
                                   FUND INC.

                                 GOVERNMENT SECURITIES fund
                                 INCOME AND EQUITY fund
                                 BALANCED fund
                                 GROWTH fund
                                 SMALL CAP fund

PACIFIC ADVISORS
          table of contents

MESSAGE FROM THE CHAIRMAN......................................................1

GOVERNMENT SECURITIES FUND.....................................................3

INCOME AND EQUITY FUND.........................................................5

BALANCED FUND..................................................................7

GROWTH FUND....................................................................9

SMALL CAP FUND................................................................10

SCHEDULE OF INVESTMENTS.......................................................13

STATEMENT OF ASSETS AND LIABILITIES...........................................24

STATEMENT OF OPERATIONS.......................................................26

STATEMENT OF CHANGES IN NET ASSETS............................................28

NOTES TO FINANCIAL STATEMENTS.................................................30

FINANCIAL HIGHLIGHTS..........................................................35

                                      MESSAGE
                                            from the chairman

                                   [GRAPHIC]

Fellow Shareholders,

    Strong growth in the U.S. economy continued to have a major impact on the bond and equity markets during the first six months of 1999. This surprised many economists who had anticipated slower growth. A significant increase in consumer spending, supported by higher consumer debt, was the primary catalyst for this growth.
    The strong labor market and profits from the stock market gave consumers the confidence to increase their spending and take on more debt to finance their purchases. This caused the market to believe that inflationary pressures would become more severe. Their concern was reinforced by a tight labor market, which continued to drive up wages in many areas of the country. As a result, interest rates began to rise sharply in the first quarter as inflationary concerns increased. By June 30, 1999, the yield on the 30-Year U.S. Treasury bond was 5.98% compared to 5.09% at the end of 1998. In late June the Federal Reserve raised short-term interest rates 0.25% and indicated that additional increases might be necessary to reduce inflationary pressures.
    Inflation was not good news for bond investors as bond yields increased. The Lehman Brothers Long-term Bond Index lost -6.77% during the first six months of 1999. As interest rates began to rise, the Government Securities Fund became more defensive and moved most of its investments into short-term U.S. treasury bills to protect principal during this rise in interest rates. The Income & Equity Fund also reduced its longer-term bond exposure. The implementation of these investment strategies is consistent with our focus on total investment return for these Funds.
    The impact of rising interest rates was also felt in the stock market. The equity markets worried that higher interest rates would cause the spectacular valuations given many large cap, Internet and technology stocks to fall significantly. As a result, investors began to sell off stock in these companies and the price for large cap, Internet and technology stocks began to decline. Many companies including AOL, Amazon.com and E-Bay saw their stock price fall over 40% from their high in 1999. We believe this correction was healthy and provided a necessary incentive for investors to look for undervalued stocks in the broader market.
    As the Asian crisis developed in 1997, followed by problems in Russia, South America and Europe, many investors had concentrated their investments in large cap, Internet and technology stocks. During the second quarter of 1999, investors began to move out of these sectors in order to increase their cash position and reallocate a portion of their portfolio to mid, small and micro cap stocks. Investors however, were reluctant to move aggressively into the broader market as they were concerned that inflationary pressures might push interest rates higher, and that there might be another Internet and technology correction.
    The Balanced Fund took a more defensive position in 1999, by selling out of large cap stocks, which had become more fully valued, and invested in undervalued large and mid cap stocks. The Fund also maintained a larger bond position, as bonds became more attractive than many stocks.
    The small cap sector has continued to be greatly undervalued with many benchmarks at all time historical lows. Investors who were small cap oriented invested more heavily in Internet and technology stocks which offered unprecedented high returns. As the market breadth increased in the second quarter, small cap stocks began to see some recovery. We believe the small cap market will be more favorable as interest rate concerns begin to ebb and the market looks for stocks that have not been fully valued.
    We continue to believe that inflation is not a long-term concern. Despite the economic recovery that has begun in Asia, Brazil and Europe there is still a global surplus of goods and services. Most countries in these regions must still make significant structural changes in their economy to sustain any long-term growth. There is also a strong possibility that China will devalue its currency later this year, which would have a negative impact on other Asian countries.

MESSAGE
          from the chairman continued

    The weak demand for goods and services in these countries will make it difficult for many companies to raise prices, forcing them to rely on productivity gains to offset wage inflation. The inability to raise prices in global markets will make it difficult for large multi-national companies to maintain the double-digit profit growth investors have come to expect. As profits slow, it will be harder to justify high valuations and investors will follow the normal economic cycle of investing in undervalued companies that have better growth potential. Historically, this would favor mid, small and micro cap stocks.
    In our last Annual report we announced plans to start a Growth Fund. This Fund began operations in May, and its investment focus is on stocks of companies that comprise the Standard & Poor's 500 and NASDAQ 100 Indices. We believe the addition of this new fund will provide a more diverse portfolio of equity investments for our shareholders. Starting the Fund during this corrective phase in the market should provide the opportunity to buy stocks in these indices at more attractive prices.
    The U.S. economy is likely to grow more slowly in the second half of 1999, as consumer spending subsides. As the economy shows signs of slowing down, interest rates should also decline. Deflationary pressures worldwide should continue to keep inflation under control in the U.S. economy. Low inflation would be a positive influence in both the equity and bond markets.
    While it is necessary to make adjustments in investment strategies in response to short-term market changes, we continue to focus on longer-term global trends. We believe that over the longer term, the investment outlook remains favorable.
    Sincerely,

[SIGNATURE]
    George A. Henning
    Chairman of the Board and President

                                      PACIFIC ADVISORS
                                               Government Securities Fund

INVESTS PRIMARILY IN FIXED-INCOME SECURITIES GUARANTEED BY THE U.S. GOVERNMENT OR ITS INSTRUMENTALITIES. THE FUND MAY ALSO INVEST IN DIVIDEND-PAYING COMMON STOCKS FOR GROWTH IN INCOME.

INTERVIEW WITH PORTFOLIO MANAGER
R. "KELLY" KELLY

IN EARLY 1999 INTEREST RATES ROSE ON THE 30-YEAR TREASURY BOND AND EVENTUALLY CLIMBED ABOVE 6%. AS A RESULT, FOR THE SIX MONTHS ENDED JUNE 30, 1999, THE FUND HAD A LOSS OF -5.91% FOR CLASS A SHARES AND -6.39% FOR CLASS C SHARES. THE FUND'S BENCHMARK, THE LEHMAN INTERMEDIATE TREASURY BOND INDEX(1), RETURNED 0.58% FOR THE SAME PERIOD.

Q      WHAT ARE THE MAJOR FACTORS THAT HAVE CONTRIBUTED TO THE RISE IN LONG-TERM
INTEREST RATES?
A      The major factors which have contributed to the rise in long-term interest rates are a strong U.S. economy, coupled with reviving global economies, especially in Asia. The strength of these economies has led to an increased demand for credit by both consumers and corporations. As the demand for credit has increased, we have seen a rise in interest rates.
       We believe, however, that this rise is temporary. In June of this year, the Fed raised short-term interest rates 0.25%, a move which is expected to help the economy begin to slow down. Once the U.S. economy begins to slow down, we believe that the continued surplus in many global economies will once again lead to a decline in interest rates.

Q      HOW HAS YOUR INVESTMENT STRATEGY CHANGED IN RESPONSE TO THE INCREASE IN
LONG-TERM RATES?
A      Our strategy became very cautious when long-term interest rates started to rise. We sold most of our long-term bond and utility common stock positions in February and April of this year when we recognized that the global and U.S. economies were growing faster than projected by the market. We had anticipated that U.S. economic growth would slow while global economies would offset this expected U.S. sluggishness with a re-acceleration of their economic growth. With U.S. economic growth continuing in a robust fashion, inflation became a concern and we began to see long-term interest rates move upward.
       As a result of these events, the Fund is now invested primarily in short-term U.S. Treasury Bills. The average duration of U.S. government securities in the Fund has been reduced from 24 years at the end of 1998, to approximately 1.4 years as of June 30, 1999. As we have previously stated, during periods of rising interest rates we invest in shorter-term bonds to protect principal. We will continue to maintain this defensive position until we believe that interest rates are at or near their peak. At that time, we will begin to invest in longer-term U.S. Treasuries to lock in their higher yield and potential for price appreciation. This active management of the Fund seeks to protect principal when interest rates are rising and maximize the yield and price appreciation potential for bonds when interest rates decline.

Q      ON JUNE 28, 1999 THE FED RAISED SHORT-TERM INTEREST RATES 0.25%. WHAT
WILL BE THE IMPACT OF THIS INCREASE ON LONG-TERM RATES?
A      The Fed's June increase in short-term rates should have little impact on long-term rates. As mentioned before, concerns about inflation were the primary force behind rising interest rates. The anticipation is that the Fed's increase will help slow down the economy and ease concerns about inflation. Therefore, if anything, any modest increase in short-term interest rates should encourage investors to conclude that inflationary pressures will subside and that a significant increase in long-term interest rates is unlikely.

PACIFIC ADVISORS
          Government Securities Fund continued

Q      WHAT IS YOUR EXPECTATION FOR LONG-TERM INTEREST RATES FOR THE LAST HALF
OF 1999 AND THE EARLY PART OF 2000?
A      We believe that global deflation will continue to be the primary factor affecting long-term interest rates. At the moment we are experiencing another rebound in the business cycle which pushes interest rates higher for the short term. Similar cyclical rebounds have occurred in long-term rates over the last 18 years. In each instance, these cyclical bounces turned out to be great buying opportunities. The current opportunity to buy long-term U.S. Treasuries is on the horizon and should become visible when evidence of a slowdown in the U.S. economy appears. A deep slide in stock prices or an accident in the global financial system would also create the conditions for us to purchase long-term U.S. Treasury bonds. Any or all of these events could happen in the next six to twelve months.

Q      WHAT IS YOUR ASSESSMENT OF THE GLOBAL ECONOMY?
A      At the moment the global economy is characterized by easy credit and confident consumers which have fueled the U.S. economy and led to concerns about inflation. The Fed's June rate increase is expected to help slow the economy and begin to allay fears of inflation.
       This atmosphere of easy credit and consumer confidence has also helped bring the global economies up out of the deflationary trenches of the last few years. The possibility of another devaluation by China exists and that would create major problems for Japan (the world's second largest economy) and Korea. A global shock of this sort would decrease the demand for credit, causing interest rates to fall. An event of this nature would be a signal to buy long-term U.S. Treasuries in order to lock in higher rates before another interest rate decline.

Q      CONSIDERING THE POSITION OF THE U.S. AND GLOBAL ECONOMIES, DO YOU BELIEVE
INFLATION OR DEFLATION IS OF GREATER CONCERN?
A      Inflation versus deflation continues to be the main debate. There is too much world deflation because of the excess global business capacity that was created in the last decade. This will not disappear quickly just because the Fed raises short-term rates. The fear of inflation will creep in whenever the business cycle is robust. We are convinced, however, that the secular or longer-term forces of deflation will continue to overwhelm the cyclical or shorter-term forces of inflation as it has done for the last two decades. It is merely a matter of time. For these reasons, we believe that interest rates will resume their downward trend over the next several months.

    -------------------------------------------------------
    INVESTMENT MIX as of 6/30/99

1.  U.S. TREASURY BILLS                        62.05%
2.  U.S. TREASURY NOTES                        17.44%
3.  EQUITIES                                   12.33%
4.  CASH                                        8.18%

1    The Lehman T-Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

                                      PACIFIC ADVISORS
                                               Income and Equity Fund

INVESTS PRIMARILY IN INVESTMENT-GRADE FIXED-INCOME SECURITIES. THE FUND MAY ALSO INVEST IN STOCKS FOR LONG-TERM CAPITAL APPRECIATION.

INTERVIEW WITH PORTFOLIO MANAGERS
THOMAS H. HANSON
STEPHEN K. BACHE, CFA

FOR THE SIX MONTHS ENDED JUNE 30, 1999, THE FUND HAD A LOSS OF -0.78% FOR CLASS A SHARES AND -0.90% FOR CLASS C SHARES. FOR THE SAME PERIOD, THE FUND'S BENCHMARK, THE LEHMAN INTERMEDIATE TREASURY BOND INDEX(1), RETURNED 0.58%.

Q      WHAT ADJUSTMENTS HAVE YOU MADE IN THE PORTFOLIO IN RESPONSE TO THE
INCREASE IN INTEREST RATES DURING THE FIRST HALF OF 1999?
A      The investment strategy for the Fund has been to maintain an average maturity for bonds at 8-9 years in order to optimize the corporate bond yield curve. To optimize the corporate bond yield curve, we seek to buy investment grade bonds, which generate the maximum yield at the shortest maturity. This strategy increases current income and reduces the risk to principal by being invested longer term. Since there is the potential for a change in the market risk of a corporate bond, we believe this is a prudent investment strategy for the Fund.
       The impact of the Fed's rate increase has been minimal but we have reduced the average maturity to approximately 7 years. We continue to remain confident that our strategies of optimizing the corporate bond yield curve, while adding equity exposure for income and potential capital appreciation, will enhance the total return of the Fund.

Q      YOU HAVE DECREASED THE COMMON STOCK POSITION OF THE PORTFOLIO BY
APPROXIMATELY 7% SINCE THE END OF THE YEAR. IS THIS A SHORT OR LONG TERM CHANGE; AND AT WHAT POINT DO YOU ANTICIPATE INCREASING EQUITY EXPOSURE?
A      During the first half of 1999 we modestly reduced our equity position in response to a more volatile equity market. We accomplished this by maintaining our equity positions and using new money to increase some of our bond positions. Toward the end of the second quarter, the equity market entered a corrective phase. While we are uncertain how long the correction phase will last, we will begin to increase the Fund's equity exposure to comprise approximately 15-20% of the portfolio, once we are confident the market is resuming an upward trend.
       Another part of our equity strategy has been investing in preferred stocks. Like bonds, preferred stocks pay a dividend, but because they are equities, they have the potential for capital appreciation. The volatility in the equity markets has caused us to defer purchasing additional preferred stock investments until the corrective phase has run its course.

Q      WHAT TYPES OF NEW BONDS HAVE BEEN ADDED TO THE PORTFOLIO?
A      Our primary focus this year has been to add to our current position in bonds such as General Electric Capital, Atlantic Richfield and Texaco Capital, rather than adding a number of new bonds to the portfolio. As mentioned in last year's annual report, one advantage of being a smaller fund is that we can buy small positions in a bond, which often have a higher yield because they are sold at a discount to the market price. If we retain these small positions, however, we may also have to discount the bond's price if we decide to sell the position. Adding to existing bond positions over time can alleviate this situation. This allows us to take advantage of our ability to buy bonds at a discount and increase the potential to make a profit when the bond is sold.

PACIFIC ADVISORS
          Income and Equity Fund continued

Q      WHAT ARE YOUR EXPECTATIONS FOR INTEREST RATES AND ECONOMIC GROWTH
THROUGHOUT THE REST OF 1999?
A      We anticipate that interest rates will continue to rise modestly over the next six months due both to the Fed's intervention and to reviving global economies, which have begun to put downward pressure on the value of the dollar. While an increase in rates is likely to slow the growth of the U.S. economy, we do not believe that the growth rate will slow severely. Once the U.S. economy has begun to slow, and fears of inflation have been abated, we believe that interest rates will trend downward.

    -------------------------------------------------------
    INVESTMENT MIX as of 6/30/99

1.  CORPORATE BONDS                            75.59%
2.  EQUITIES                                   10.20%
3.  PREFERRED STOCK                             5.83%
4.  U.S. TREASURY NOTES                         4.53%
5.  CASH                                        3.61%
6.  FOREIGN GOVERNMENT BONDS                    0.24%

1    The Lehman T-Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

                                      PACIFIC ADVISORS
                                               Balanced Fund

INVESTS PRIMARILY IN LARGE AND MEDIUM CAP COMMON STOCKS WITH AT LEAST 25% OF THE ASSETS IN FIXED-INCOME SECURITIES.

INTERVIEW WITH PORTFOLIO MANAGER
STEPHEN K. BACHE, CFA

FOR THE SIX MONTHS ENDED JUNE 30, 1999, THE FUND RETURNED 6.46% FOR CLASS A SHARES AND 5.95% FOR CLASS C SHARES. FOR THE SAME PERIOD THE FUND'S BENCHMARKS THE S&P 500(1) AND THE LEHMAN INTERMEDIATE TREASURY BOND INDEX(2), RETURNED 11.67% AND 0.58% RESPECTIVELY. SINCE THE BALANCED FUND IS REQUIRED TO KEEP AT LEAST 25% OF ITS ASSETS IN FIXED INCOME SECURITIES, ITS TOTAL RETURN WILL NOT MIRROR EITHER INDEX, BUT WOULD BE MORE ACCURATELY REPRESENTED BY A BLEND OF THE TWO INDICES.

Q      WHAT INVESTMENT STRATEGIES DID YOU EMPLOY AS THE FUND CONTINUED TO
MAINTAIN A DEFENSIVE POSITION?
A      During the first part of the year, we employed several strategies which led to improved performance. We began by lowering our cash position and reallocating money to bonds to earn a more favorable rate of return.
       In reallocating this money, we selected bonds which we believed would be less sensitive to changes in interest rates. For example, we looked for bonds that were likely to see an increase in their value as the result of an improved credit rating. Bonds in this category included Atlantic Richfield, which had an improved rating as a result of a merger, Cleveland Electric, whose position was strengthened by industry deregulation, and Sprint Spectrum which improved its rating as a result of reducing its debt. In addition to investing in these types of bonds, we did not extend the maturity of short and intermediate term bonds in the Fund, in response to rising interest rates.
       Finally, in the equity portion of our portfolio we continued to maintain significant positions in large cap winners, such as Nokia, Viacom and Time Warner, while increasing our focus on small and mid cap stocks. As a growing number of large cap stocks became overvalued, we looked for sectors and stocks, which were undervalued and offered greater potential for price appreciation. These stocks included such companies as Rayonier, American Greetings and CNF Transportation.

Q      WHAT CHANGES IN THE ECONOMY WOULD LEAD YOU TO TAKE A LESS DEFENSIVE
POSITION WITH THE FUND'S ASSETS?
A      We are waiting to see some slowing in the growth of the U.S. economy.
Since mid-1997, when the Asian markets began to experience serious economic problems, U.S. markets have been the investment of choice. In addition to the currency and economic risks in Asian markets, the slowing European economy further increased the demand for U.S. investments.
       Now that we are beginning to see signs of recovery in both Asia and Europe, we expect that the demand for U.S. investments will decrease and contribute to a slowdown in the U.S. economy. When the market begins to reflect this change with more realistic stock pricing, we will begin to become less defensive and increase the Fund's equity exposure.

Q      HOW HAVE RISING INTEREST RATES IMPACTED THE PORTFOLIO?
A The primary effect of rising interest rates has been price erosion in the value of some bonds within the portfolio. The effect of this decline was minimized by our position in high coupon bonds, such as Sprint Spectrum, Safeway and Banc One, and in those bonds which benefited from an improved credit rating. The effect was also minimized by our decision to maintain a shorter average maturity in the bond portion of the portfolio.

PACIFIC ADVISORS
          Balanced Fund continued

Q      HAVE YOU MADE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S EQUITY
INVESTMENTS?
A      We have shifted our equity focus towards "turn around" companies. At a time when many of the "winners" in the equity market seem to be reaching their peak, we believe companies in a turn around situation represent some of the best investment opportunities. One example is McKesson HBOC Inc., which has recently made several acquisitions that are likely to enhance their operations, and in turn their market value. Another example is Fairchild Corp., an aerospace supplier, which is likely to receive an increase in business after Boeing Corporation's recent decision to eliminate some of their other suppliers.

Q      WHAT IS YOUR EXPECTATION FOR ECONOMIC GROWTH, AND DO YOU SEE INFLATION AS
A MAJOR CONCERN?
A      As we mentioned earlier, we expect that the U.S. economy will begin to slow over the course of the next 6 to 12 months. Unfortunately, this isn't likely to happen until we begin to see more signs of inflation. One sign we are looking for is a rise in labor costs due to low unemployment numbers; but the most significant event we expect to see is the weakening of the U.S. dollar. Up to this point, the problems experienced by other global economies have allowed the dollar to remain strong, despite the fact that the U.S. has been running a large trade deficit. With the recovery of these economies it is unlikely that the dollar will continue to appreciate in value.
       In tandem with a slowing economy, we expect to see a continued rise in interest rates. As these events begin to unfold, we would expect to trim our bond position in order to reduce the impact of rising interest rates on the Fund. Once the U.S. economy begins to slow and the fear of inflation subsides, we anticipate that interest rates will start to come down again.

    -------------------------------------------------------
    INVESTMENT MIX as of 6/30/99

1.  EQUITIES                                   48.25%
2.  CORPORATE BONDS                            46.50%
3.  CASH                                        5.25%

1    The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and Over-the-Counter market. The Index returns assume reinvestment of dividends but, unlike the Fund's returns, does not reflect the effects of management fees or expenses.
2    The Lehman T-Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

                                      PACIFIC ADVISORS
                                               Growth Fund

INVESTS PRIMARILY IN COMPANIES WHICH ARE A PART OF EITHER THE S&P 500 COMPOSITE INDEX OR THE NASDAQ 100 INDEX.

INTERVIEW WITH PORTFOLIO MANAGER
THOMAS H. HANSON

THE GROWTH FUND BEGAN OPERATIONS ON MAY 1, 1999. THIS FUND IS GENERALLY FOR MORE CONSERVATIVE STOCK INVESTORS WHO WANT TO INVEST IN LARGE, WELL- ESTABLISHED COMPANIES. AS OF JUNE 30, 1999, THE GROWTH FUND WAS INVESTED IN SHORT-TERM MONEY MARKET SECURITIES IN ORDER TO GAUGE MARKET RESPONSE TO POTENTIAL INTEREST RATE INCREASES AND SECOND QUARTER EARNINGS. THE FUND WILL BEGIN INVESTING IN THE THIRD QUARTER.

Q      HOW IS THE GROWTH FUND POSITIONED?
A      At the moment the Growth Fund is poised to begin investing in the market at an opportune time. With the equity market having just entered a corrective phase, the Growth Fund will be able to begin purchasing stocks after they have seen some price depreciation. We have maintained the Fund's assets in cash equivalents since its inception in May, to take advantage of this anticipated corrective phase and select the most advantageous time to enter the market.
       Looking ahead, however, to when the Growth Fund begins investing, we expect to see those sectors which led the market in the early part of 1999 reemerge as leaders. Those sectors would include drugs, technology, financials, oils and selected software stocks.

Q      WHAT IS THE BENEFIT OF A GROWTH FUND AS OPPOSED TO A S&P 500 OR A NASDAQ
100 INDEX FUND?
A      The primary benefit of a Growth Fund, as opposed to an Index Fund, is that we have the potential to achieve a higher rate of return. Instead of modeling the portfolio after one index or the other, we can select the strongest stocks from both indices. In addition, we are not obligated to maintain the same concentration of stocks as required by the indices. This gives us the flexibility to vary the concentrations of our stocks and hold greater positions in companies we believe have the most growth potential.

Q      WHAT ARE THE CRITERIA FOR MAKING YOUR INVESTMENT SELECTIONS?
A      As mentioned above, the Fund will invest primarily in companies which belong to either the S&P 500 Composite Index or the NASDAQ 100 Index. In addition, we are looking for group, sector and individual stock leadership. As the market situation changes, we will rotate away from weakening sectors or stocks in favor of growing and uptrending sectors.
       We will select these companies using a blend of technical and fundamental analysis. We begin by analyzing technical data to determine the relative strength of various sectors and stocks within the market. Once we've selected sectors and stocks which we believe are appropriate for the fund, we do further fundamental analysis. We research individual companies looking at their earnings potential, management style, and other financial indicators. This information is used to narrow our select group of stocks to the companies we believe have the most growth potential.

Q      WHAT ARE SOME OF THE ADVANTAGES OF INVESTING IN A NEW FUND?
A      The major advantage for investors is the opportunity to enter the market at a comparatively lower point of volatility and valuation. As discussed earlier, the equity market is currently in a corrective phase and once that phase is over, investors in the Growth Fund should be well positioned to take advantage of the next uptrend in stock prices.
       Investors in a new fund also have a slight tax advantage. Relative to an existing fund, a new fund will usually have modest portfolio sales activity so realized capital gains should be lower.

PACIFIC ADVISORS
          Small Cap Fund

INVESTS PRIMARILY IN SMALL COMPANY STOCKS WITH AN AVERAGE MARKET CAP BELOW $150M WITH A LOW P/E AND HIGH EARNINGS MOMENTUM.

INTERVIEW WITH PORTFOLIO MANAGERS
THOMAS H. HANSON
GEORGE A. HENNING

DURING THE FIRST SIX MONTHS OF 1999, SMALL CAP STOCKS CONTINUED TO UNDERPERFORM IN THE EQUITY MARKETS. SMALL CAP INDICES SUCH AS THE RUSSELL 2000(1) HAVE SHOWN IMPROVEMENT, BUT THAT HAS BEEN THE RESULT OF OVER WEIGHTING IN THE INDEX BY SUCH STOCKS AS E-TRADE AND AMERITRADE WHICH HAVE SEEN THEIR STOCK VALUES SOAR WITH THE GROWTH IN ON-LINE TRADING. OTHER SMALL CAP STOCKS CONTINUED TO HAVE DIFFICULTY GAINING RECOGNITION EVEN WITH STRONG EARNINGS AND REVENUE GROWTH. WHILE IT APPEARS THAT LARGE CAP, INTERNET AND TECHNOLOGY STOCKS HAVE WEAKENED, THE MARKET HAS BEEN RELUCTANT TO AGGRESSIVELY MOVE INTO OTHER SECTORS. HIGHER INTEREST RATES FUELED BY INFLATION CONCERNS HAVE CAUSED INVESTORS TO REMAIN CAUTIOUS. HOWEVER, IT DOES APPEAR THAT AS THE ECONOMY BEGINS TO SLOW, THE OUTLOOK FOR MID, SMALL AND MICRO CAP STOCKS SHOULD IMPROVE.

Q      HOW DID THE FUND PERFORM IN THE FIRST SIX MONTHS OF 1999?
A      For the six months ending June 30, 1999, the Fund had a loss of -7.87%
for Class A shares and a loss of -8.22% for Class C shares. During the same period the Russell 2000, which is the benchmark for the Fund, had a gain of 8.47%.

Q      WHY ARE SMALL CAP STOCKS CONTINUING TO UNDERPERFORM COMPARED TO THE
OVERALL EQUITY MARKET?
A      During the past two years, the market has focused almost exclusively on large cap, Internet and technology stocks. The large cap stocks offered liquidity and stability as economic problems emerged in Asia, Russia, South America and Europe. Internet and technology stocks offered investors spectacular returns as the market for Internet stocks soared. Investors saw e-trade as a new economic force and large bets were made on potential winners in this emerging market. As a result, investors concentrated more of their assets in these areas while ignoring companies, which were achieving strong growth by historical standards. This narrow investment focus continued to distort overall market performance as measured by indices such as the Russell 2000.
       In the second quarter of 1999, we began to see signs that large cap, Internet and technology stocks were reaching a peak. Rising interest rates, caused by stronger than expected economic growth, were the primary catalyst in causing these stocks to weaken. Investors however, were reluctant to aggressively move into undervalued stocks in the mid, small and micro cap areas preferring large cap cyclical stocks or cash. This is not surprising given investor concerns that rising interest rates might weaken all equity markets, and that large cap, Internet and technology stocks might yet rally again. During the second quarter we saw some increased interest in the small cap stocks but it was very limited.

Q      HOW WILL RISING INTEREST RATES EFFECT SMALL CAP PERFORMANCE?
A      Rising interest rates generally have a negative impact on equity markets as bonds become more attractive investments since they have less risk. Historically, stocks that are undervalued will perform better in this environment because there is less downside risk. Smaller undervalued companies, which are in strong growth markets, may perform better because they do not have the competitive pressures, which are present in larger markets. In addition, they usually do not have as much debt in comparison to larger companies and may have more flexibility to raise prices and offset increases in their cost of doing business.
       We believe, however, that inflation is not a serious concern at this time. While the economies of Asia, South America and Europe show signs of recovery there is still a global surplus of goods and services. This will make it difficult for large multi-national companies to raise prices to offset rising wages, interest costs and any increase in the cost of raw materials. This impediment to raising prices will make it more difficult to show the growth in earnings necessary to justify their higher stock price valuations. We expect these economies will recover once significant changes in their global competitiveness have been achieved.

Q      HOW WILL SMALL CAP STOCKS PERFORM RELATIVE TO THE INTERNET AND TECHNOLOGY
SECTORS IN THE FUTURE?
A      We believe the performance of smaller cap stocks will improve as Internet and technology stock prices retreat to more historical valuations for growth stocks. These stocks will continue to compete for capital but it is unlikely that they will return to the spectacular valuations experienced in the past year. Over time, the market will expect them to show earnings growth and will reward those companies that succeed. Many of these companies, however, will not survive and will be forced to merge with stronger companies or go out of business.
       Over the next few months, we expect that smaller companies will compete for investment capital on a more level playing field. We also anticipate that small cap stocks will be more attractive to individual investors as they find achieving higher rates of return exclusively in the Internet and technology sectors more difficult.

Q      HAVE YOU MADE ANY CHANGES IN YOUR INVESTMENT STRATEGY?
A      We have continued to focus on buying and holding stocks that are undervalued and have good growth prospects. However, since many small cap stocks are undervalued, we have put a greater emphasis on identifying companies that are more likely to find market support near-term. We have also tended to buy "larger" small cap stocks, as we believe they will benefit early on from a rally in small cap stocks.
       As an example, we bought stock in Republic Group last fall after its price fell as a result of lower sales and earnings while expanding its manufacturing capacity for gypsum board. We believed that this disruption in sales and earnings was temporary. Demand for gypsum board has been very strong and price increases of 10% have been common every few months, as supply has not kept up with demand. This stock's price has recovered from its low of last fall but is still not fully valued based on its earnings potential for next year. Mobile Mini (leases on site storage facilities) and Helen of Troy (manufactures personal care products) are other examples of larger small cap companies which have good market support and strong growth potential.

Q      WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 1999?
A      Concern over the inflationary pressures on interest rates will likely create some weakness in the equity markets during the summer. Until there is some visible evidence that the economy is slowing down, the equity markets will be under pressure. When the market believes interest rates have peaked, we would expect to see the broader equity markets rally. Undervalued stocks should perform better as they have less downside risk and more upside potential. This would benefit the small cap value investors.

    -------------------------------------------------------
    INVESTMENT MIX as of 6/30/99

1.  COMMON STOCKS                              97.03%
2.  CASH                                        2.97%

1    The Russell 2000 Stock Index is an unmanaged, market-weighted measure of stock market performance. It contains stocks of the 2000 smallest publicly traded companies. The Russell 2000 Index does not take capital gains into consideration and unlike the Fund does not reflect management fees or expenses.

PACIFIC ADVISORS FUND INC.
                 notes

                  PACIFIC ADVISORS GOVERNMENT SECURITIES FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 1999
--------------------------------------------------------------------------------

                                           Principal
                                             Amounts         Value
------------------------------------------------------------------
US GOVERNMENT SECURITIES - 78.03%
US Treasury Bills
         US Treasury Bill 08/05/99        $1,500,000  $  1,493,724
         US Treasury Bill 09/16/99         2,000,000     1,980,364
------------------------------------------------------------------

                                                         3,474,088
------------------------------------------------------------------

US Treasury Bonds
         US Treasury Bond 4.5% 09/30/00      330,000       326,184
         US Treasury Bond 5.75% 08/15/03     650,000       650,000
------------------------------------------------------------------

                                                           976,184
------------------------------------------------------------------
TOTAL US GOVERNMENT SECURITIES
         (Cost: $4,466,366)                              4,450,272
                                                      ------------


                                           Number of
                                              Shares         Value
------------------------------------------------------------------
COMMON STOCK - 12.11%
Communications
         Ericsson                              5,000       164,687
------------------------------------------------------------------

Utilities - Electric
         DQE, Inc.                             5,000       200,625
         IPALCO Enterprises, Inc.              5,000       105,938
         Nisource, Inc.                        8,500       219,406
------------------------------------------------------------------

                                                           525,969
------------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $618,520)                                  690,656
                                                      ------------
TOTAL INVESTMENT SECURITIES - 90.14%
         (Cost: $5,084,886)                           $  5,140,928
                                                      ------------
SHORT-TERM INVESTMENTS - 8.03%
         United Missouri Bank Money
         Market Fund                                       457,965

OTHER ASSETS LESS LIABILITIES - 1.83%                      104,364
                                                      ------------

TOTAL NET ASSETS - 100%                               $  5,703,257
------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 1999
--------------------------------------------------------------------------------

                                           Principal
                                             Amounts           Value
--------------------------------------------------------------------
CORPORATE BONDS - 73.41%
Aerospace and Defense
         McDonnell Douglas 9.75%
         04/01/12                          $  22,000   $     26,297
--------------------------------------------------------------------

Banks - Money Centers
         Citicorp Subordinate Securities
         9.5% 02/01/02                        50,000         53,717
         Union Bank of Switzerland-NY
         7.25% 07/15/06                       25,000         25,310
--------------------------------------------------------------------

                                                             79,027
--------------------------------------------------------------------

Banks - Regional
         Banc One Corp 9.875% 03/01/09        12,000         14,236
         Banc One Corp 7.25% 08/15/04         80,000         81,810
         Bank of America Subordinate
         Notes 10.0% 02/01/03                 45,000         49,589
         Bank of New York 8.5% 12/15/04       35,000         37,763
         First Union Corporation 6.824%
         08/01/26                             25,000         25,156
         InterAmerican Development Bank
         8.4% 09/01/09                        10,000         11,353
         NCNB Corporation 9.5% 06/01/04       25,000         27,892
         Republic New York Corporation
         8.375% 02/15/07                      43,000         45,619
--------------------------------------------------------------------

                                                            293,418
--------------------------------------------------------------------

Consumer - Non-cyclical
         Procter & Gamble 8.50% 08/10/09      65,000         73,528
--------------------------------------------------------------------

Financial Services
         Associates Corporation N.A.
         8.55% 07/15/09                      150,000        167,420
         Associates Corporation N.A.
         8.15% 08/01/09                       60,000         64,635
         General Motors Acceptance
         Corporation 9.625% 12/15/01          49,000         52,554
         General Motors Acceptance
         Corporation 8.875% 06/01/10          33,000         37,923
         Progressive Corporation 7.30%
         06/01/06                             15,000         15,116
--------------------------------------------------------------------

                                                            337,648
--------------------------------------------------------------------

Financial Services - Diversified
         General Electric Capital
         Corporation 8.85% 4/01/05            26,000         28,648
         General Electric Capital
         Corporation 7.875% 12/01/06          99,000        105,340
         General Electric Capital
         Corporation 8.5% 07/24/08            75,000         83,517
         Texaco Capital 9.45% 03/01/00        50,000         51,208
         Texaco Capital 8.625% 06/30/10       65,000         73,604
--------------------------------------------------------------------

                                                            342,317
--------------------------------------------------------------------

Financial Services - Specialty
         Ford Capital B.V. 9.5% 06/01/10      75,000         87,100
         Ford Motor Credit 6.375%
         11/05/08                             25,000         23,948
--------------------------------------------------------------------

                                                            111,048
--------------------------------------------------------------------

Food
         Ralston Purina 9.25% 10/15/09       124,000        142,818
--------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 1999
--------------------------------------------------------------------------------

                                           Principal
                                             Amounts           Value
--------------------------------------------------------------------
CORPORATE BONDS CONTINUED

Food Retailers
         Safeway, Inc 10.0% 12/01/01       $  80,000   $     85,716
         Safeway, Inc 9.875% 03/15/07         31,000         35,974
--------------------------------------------------------------------

                                                            121,690
--------------------------------------------------------------------

Gas - Integrated
         BP America, Inc. 7.875%
         05/15/02                             68,000         70,665
         Coastal Corporation 10.25%
         10/15/04                             95,000        108,769
--------------------------------------------------------------------

                                                            179,434
--------------------------------------------------------------------

Industrial
         Caterpillar, Inc. 9.0% 04/15/06      86,000         94,835
         Tenneco Corporation 10.2%
         03/15/08                             90,000        105,034
--------------------------------------------------------------------

                                                            199,869
--------------------------------------------------------------------

Insurance-Full Line
         American General Financial
         8.125% 08/15/09                     111,000        118,239
         CIGNA Corporation 7.40%
         01/15/03                             25,000         25,322
         CIGNA Corporation 8.25%
         01/01/07                             72,000         75,956
         CIGNA Corporation 7.40% 5/15/07      59,000         59,681
         Transamerica Corporation 9.375%
         03/01/08                             70,000         80,606
--------------------------------------------------------------------

                                                            359,804
--------------------------------------------------------------------

Insurance-Life
         Sunamerica, Inc. 9.95% 08/01/08      23,000         27,997
--------------------------------------------------------------------

Office Equipment
         Xerox Corporation 7.15%
         08/01/04                             25,000         25,579
--------------------------------------------------------------------

Oil - Integrated Majors Industrial
         Atlantic Richfield 9.125%
         03/01/11                            160,000        188,097
         Phillips Petroleum 9.375%
         02/15/11                             25,000         29,221
--------------------------------------------------------------------

                                                            217,318
--------------------------------------------------------------------

Oil - Pipelines
         Union Pacific Resources 7.0%
         10/15/06                            100,000         95,619
--------------------------------------------------------------------

Real Estate
         Secured Finance 9.05% 12/15/04      105,000        115,975
--------------------------------------------------------------------

Retailers - Broadline
         Dayton Hudson Co. 10.0%
         01/01/11                             20,000         24,276
--------------------------------------------------------------------

US Government Agency
         International Bank
         Reconstruction & Development
         8.64% 06/18/01                       25,000         26,293
--------------------------------------------------------------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 1999
--------------------------------------------------------------------------------

                                           Principal
                                             Amounts           Value
--------------------------------------------------------------------
CORPORATE BONDS CONTINUED

Utilities - Electric
         Atlantic City Electric 6.625%
         08/01/13                          $  15,000   $     14,192
         Baltimore Gas & Electric 8.54%
         09/18/06                             60,000         65,036
         Niagara Mohawk Power 9.75%
         11/01/05                             50,000         57,719
         Pacific Gas & Electric 8.375%
         05/01/25                             45,000         46,311
         Potomac Electric 5.875%
         10/15/08                             75,000         70,187
         PSI Energy, Inc. 6.35% 11/15/06      40,000         39,019
--------------------------------------------------------------------

                                                            292,464
--------------------------------------------------------------------

Utilities - Gas
         ANR Pipeline 7.0% 06/01/25           21,000         20,452
--------------------------------------------------------------------

Utilities - Telephone Systems
         New York Telephone Co. 8.625%
         11/15/10                             37,000         41,894
         New York Telephone Co. 7.0%
         05/01/13                             10,000         10,057
         New York Telephone Co. 7.0%
         06/15/13                             40,000         40,182
         NYNEX Cap Fund 8.75% 12/01/04        25,000         26,970
--------------------------------------------------------------------

                                                            119,103
--------------------------------------------------------------------
TOTAL CORPORATE BONDS
         (Cost: $3,319,282)                               3,231,974
                                                       -------------


                                           Number of
                                              Shares           Value
--------------------------------------------------------------------
COMMON STOCK - 9.91%
Building Materials
         Home Depot, Inc.                      1,000         64,437
--------------------------------------------------------------------

Diversified Companies
         General Electric                        500         56,500
--------------------------------------------------------------------

Financial Services - Diversified
         Citigroup, Inc.                         750         35,625
--------------------------------------------------------------------

Financial Services - Specialty
         Freddie Mac                             500         29,000
--------------------------------------------------------------------

Investment Companies
         Alliance Capital Management
         L.P.                                  1,000         32,312
--------------------------------------------------------------------

Oil - Integrated Majors
         Mobil Corporation                       400         39,600
--------------------------------------------------------------------

Pharmaceuticals
         Schering-Plough Corporation             600         31,800
--------------------------------------------------------------------

Retailers - Specialty
         Gap, Inc.                             1,125         56,672
--------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                    PACIFIC ADVISORS INCOME AND EQUITY FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 1999
--------------------------------------------------------------------------------

                                           Number of
                                              Shares           Value
--------------------------------------------------------------------
COMMON STOCK CONTINUED

Software & Processing Equipment
         Microsoft*                            1,000   $     90,188
--------------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $190,268)                                   436,134
                                                       -------------
PREFERRED STOCK - 5.66%
Insurance
         American General Financial, LLC       1,200         30,300
         Torchmark Capital, LLC Series A       1,200         30,300
         Unum Corporation Series A             1,500         38,156
--------------------------------------------------------------------

                                                             98,756
--------------------------------------------------------------------

Real Estate Investment Trusts (REITs)
         Price Enterprises Class A             6,000         89,625
--------------------------------------------------------------------

Utility - Telehpone Systems
         GTE 8.75% Series B                    1,200         30,450
         GTE 9.25% Series Z                    1,200         30,300
--------------------------------------------------------------------

                                                             60,750
--------------------------------------------------------------------
TOTAL PREFERRED STOCK
         (Cost: $249,630)                                   249,131
                                                       -------------


                                           Principal
                                              Amount           Value
--------------------------------------------------------------------
US GOVERNMENT SECURITIES - 4.40%
         US Treasury Note 7.75% 11/30/99   $ 100,000        101,094
         US Treasury Note 7.875%
         11/15/04                             85,000         92,809
--------------------------------------------------------------------

TOTAL US GOVERNMENT SECURITIES
         (Cost: $185,303)                                   193,903
                                                       -------------

FOREIGN GOVERNMENT SECURITIES - 0.23%
Foreign Government Agency Bonds
         Ontario Global Bond 7.0%
         08/04/05                             10,000         10,179
--------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
         (Cost: $10,305)                                     10,179
                                                       -------------
TOTAL INVESTMENT SECURITIES - 93.61%
         (Cost: $3,954,788)                            $  4,121,321
                                                       -------------
SHORT-TERM INVESTMENTS - 3.50%
         United Missouri Bank Money
         Market Fund                                        154,235

OTHER ASSETS LESS LIABILITIES - 2.89%                       127,113
                                                       -------------

TOTAL NET ASSETS - 100%                                $  4,402,669
--------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 1999
--------------------------------------------------------------------------------

                                           Number of
                                              Shares           Value
--------------------------------------------------------------------
COMMON STOCK - 44.06%
Aerospace & Defense
         Fairchild Corporation*               10,000   $    127,500
--------------------------------------------------------------------

Communications
         Nokia Corporation - ADR A             4,000        366,250
--------------------------------------------------------------------

Entertainment
         AT&T Corp. - Liberty Media
         Group Class A*                        6,000        220,500
         GC Companies, Inc.*                   2,500         89,375
         Time Warner, Inc.                     3,000        220,500
         Viacom, Inc.*                         6,000        264,000
--------------------------------------------------------------------

                                                            794,375
--------------------------------------------------------------------

Forest Products
         Rayonier Inc.                         1,500         74,719
--------------------------------------------------------------------

Financial Services - Diversified
         Convergys Corporation*                6,000        115,500
         Household International
         Corporation                           2,000         94,750
--------------------------------------------------------------------

                                                            210,250
--------------------------------------------------------------------

Financial Services - Specialty
         Federal National Mortgage             2,700        184,612
--------------------------------------------------------------------

Gas - Integrated
         Enron Corporation                     3,000        245,250
--------------------------------------------------------------------

Industrial & Commercial Services
         Reliance Steel                        4,000        156,000
--------------------------------------------------------------------

Insurance - Specialty
         Farm Family Holdings, Inc.*           4,000        136,750
--------------------------------------------------------------------

Medical and Biotechnology
         McKesson HBOC, Inc.                   2,000         64,250
--------------------------------------------------------------------

Oilfield Equipment & Services
         Cooper Cameron*                       2,500         92,656
--------------------------------------------------------------------

Paper Products
         American Greetings
         Corporation-Class A                   3,000         90,375
--------------------------------------------------------------------

Pharmaceuticals
         Pfizer Inc.                           1,500        164,625
--------------------------------------------------------------------

Publishing
         Dun & Bradstreet Corporation          2,500         88,594
         R H Donnelley Corporation*            9,000        176,062
--------------------------------------------------------------------

                                                            264,656
--------------------------------------------------------------------

Railroads
         GATX Corporation                      2,000         76,125
--------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 1999
--------------------------------------------------------------------------------

                                           Number of
                                              Shares           Value
--------------------------------------------------------------------
COMMON STOCK CONTINUED

Real Estate
         Catellus Development
         Corporation*                         10,000   $    155,000
--------------------------------------------------------------------

Real Estate Investment Trusts (REITs)
         Redwood Trust, Inc.*                  3,000         49,688
--------------------------------------------------------------------

Trucking
         CNF Transportation Incorporated       3,000        115,125
--------------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $1,862,549)                               3,368,206
                                                       -------------


                                           Principal
                                             Amounts           Value
--------------------------------------------------------------------
CORPORATE BONDS - 46.11%
Banks - Regional
         Banc One Corporation 9.875%
         03/01/09                          $ 165,000        195,753
         Barnett Banks, Inc. 10.875%
         03/15/03                            311,000        350,064
         Chase Manhattan Corporation
         7.875% 08/01/04                     345,000        345,299
--------------------------------------------------------------------

                                                            891,116
--------------------------------------------------------------------

Banks-Money Centers
         Swiss Bank Corporation NY 7.00%
         10/15/15                            250,000        237,633
--------------------------------------------------------------------

Food Retailers
         Safeway, Inc. 9.65% 01/15/04        165,000        182,825
         Safeway, Inc. 9.875% 03/15/07       231,000        268,064
--------------------------------------------------------------------

                                                            450,889
--------------------------------------------------------------------

Insurance - Full Line
         CIGNA Corporation 8.25%
         01/01/07                            100,000        105,495
         CIGNA Corporation 7.40%
         05/15/07                            225,000        227,597
--------------------------------------------------------------------

                                                            333,092
--------------------------------------------------------------------

Oil - Integrated Majors
         Atlantic Richfield 9.125 %
         03/01/11                            265,000        311,536
--------------------------------------------------------------------

Utility - Electric
         Alabama Power 9.0% 12/01/24         125,000        129,277
         Cleveland Electric Illumination
         7.625% 08/01/02                     250,000        254,166
         Cleveland Electric Illumination
         7.375% 06/01/03                      75,000         76,056
         Niagra Mohawk Power 9.75%
         11/01/05                            275,000        317,457
--------------------------------------------------------------------

                                                            776,956
--------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 1999
--------------------------------------------------------------------------------

                                           Principal
                                             Amounts           Value
--------------------------------------------------------------------
CORPORATE BONDS CONTINUED

Utility - Telephone
         Bellsouth Telecommunications
         5.85% 11/15/45                    $ 100,000   $    100,516
         Nynex Corporation 9.55%
         05/01/10                            276,875        308,577
         Sprint Spectrum L P 11%
         08/15/06                            100,000        114,000
--------------------------------------------------------------------

                                                            523,093
--------------------------------------------------------------------
TOTAL CORPORATE BONDS
         (Cost: $3,576,249)                               3,524,315
                                                       -------------


                                           Number of
                                              Shares           Value
--------------------------------------------------------------------
PREFERRED STOCK - 3.79%
Real Estate Investment Trusts (REITs)
         Price Enterprises - Preferred
         Class A                              19,400        289,787
--------------------------------------------------------------------
TOTAL PREFERRED STOCK
         (Cost: $262,330)                                   289,787
                                                       -------------
TOTAL INVESTMENT SECURITIES - 93.96%
         (Cost: $5,701,128)                            $  7,182,308
                                                       -------------
SHORT-TERM INVESTMENTS - 5.21%
         United Missouri Bank Money
         Market Fund                                        398,304

OTHER ASSETS LESS LIABILITIES - 0.83%                        63,145
                                                       -------------

TOTAL NET ASSETS - 100%                                $  7,643,757
--------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          PACIFIC ADVISORS GROWTH FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 1999
--------------------------------------------------------------------------------

                                                            Value
-----------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 0.00%
         (Cost: $0)                                  $          -
                                                     ------------
SHORT-TERM INVESTMENTS - 97.52%
         United Missouri Bank Money
         Market Fund                                       96,512

OTHER ASSETS LESS LIABILITIES - 2.48%                       2,455
                                                     ------------

TOTAL NET ASSETS - 100%                              $     98,967
-----------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                        PACIFIC ADVISORS SMALL CAP FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 1999
--------------------------------------------------------------------------------

                                           Number of
                                              Shares            Value
---------------------------------------------------------------------
COMMON STOCK - 97.20%
Banks-Regional
         East West Bankcorp, Inc.*            25,000   $     251,562
---------------------------------------------------------------------

Building Materials
         Q.E.P. Company, Inc.*                35,000         264,688
---------------------------------------------------------------------

Chemicals
         Ocean Bio-Chem, Inc.*               100,000         112,500
         Polymer Research Corporation of
         America*                             29,500          51,625
---------------------------------------------------------------------

                                                             164,125
---------------------------------------------------------------------

Containers and Packaging
         Mobile Mini, Inc.*                   14,000         273,875
---------------------------------------------------------------------

Computers and Related Equipment
         3DFX Interactive, Inc.*              16,000         250,000
         Intervoice, Inc.*                    30,000         433,125
---------------------------------------------------------------------

                                                             683,125
---------------------------------------------------------------------

Cosmetic/Personal Care
         Chattem, Inc.*                        4,000         127,250
         Helen of Troy Ltd.*                  12,000         215,250
         Herbalife Class A                     7,333          80,205
         Herbalife Class B                    13,500         116,437
         Natural Alternatives
         International*                       50,000         171,875
         Nature's Sunshine                    34,000         357,000
---------------------------------------------------------------------

                                                           1,068,017
---------------------------------------------------------------------

Electrical Components & Equipment
         Tridex Corporation*                  43,000         110,188
---------------------------------------------------------------------

Financial Services - Diversified
         American National Financial,
         Inc.                                 35,000         179,375
---------------------------------------------------------------------

Food
         Worthington Foods, Inc.              37,000         610,500
---------------------------------------------------------------------

Health Care Provider
         Children's Comprehensive
         Services*                            25,000         173,437
         Managed Care Solutions, Inc.*        36,200         131,225
---------------------------------------------------------------------

                                                             304,662
---------------------------------------------------------------------

Home Construction
         Modtech, Inc.*                       32,971         375,045
---------------------------------------------------------------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                        PACIFIC ADVISORS SMALL CAP FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 June 30, 1999
--------------------------------------------------------------------------------

                                           Number of
                                              Shares            Value
---------------------------------------------------------------------
COMMON STOCK CONTINUED

Industrial & Commercial Services
         Diversified Corporate
         Resources, Inc.*                     29,200   $     149,650
         Healthcare Services Group*           40,000         390,000
         RCM Technologies, Inc.*              15,000         198,750
         Rentrak Corporation*                 20,000         100,000
---------------------------------------------------------------------

                                                             838,400
---------------------------------------------------------------------

Insurance - Specialty
         Interstate National Dealer
         Services*                            80,000         540,000
         Warrantech Corporation*              55,000         134,064
---------------------------------------------------------------------

                                                             674,064
---------------------------------------------------------------------

Medical Equipment, Devices, & Supplies
         Meridian Medical Technologies,
         Inc.*                                55,000         350,625
---------------------------------------------------------------------

Paper Products
         Republic Group, Inc.                 30,000         540,000
---------------------------------------------------------------------

Railroads
         Railamerica, Inc.*                   85,000         876,562
---------------------------------------------------------------------

Restaurants
         Panchos Mexican Restaurants*         37,333         114,332
---------------------------------------------------------------------

Semiconductor & Related
         Cerprobe Corporation*                40,000         400,000
---------------------------------------------------------------------

Transportation Equipment
         IMPCO Technologies*                  22,000         280,500
---------------------------------------------------------------------
TOTAL COMMON STOCK
         (Cost: $8,262,070)                                8,359,645
                                                       --------------
TOTAL INVESTMENT SECURITIES - 97.20%
         (Cost: $8,262,070)                            $   8,359,645
                                                       --------------
SHORT-TERM INVESTMENTS - 2.97%
         United Missouri Bank Money
         Market Fund                                         255,811

OTHER ASSETS LESS LIABILITIES - (0.17%)                      (14,760)
                                                       --------------

TOTAL NET ASSETS - 100%                                $   8,600,696
---------------------------------------------------------------------

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.
                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                 June 30, 1999
--------------------------------------------------------------------------------

                                                                   INCOME
                                                 GOVERNMENT           AND
                                                 SECURITIES        EQUITY
                                                       FUND          FUND
                                               ------------  ------------
ASSETS
         Investment securities
             At cost                           $  5,084,886  $  3,954,788
                                               ------------  ------------
                                               ------------  ------------
             At market value                   $  5,140,928  $  4,121,321
             Short-term investments, at cost,
                  which is equivalent to
                  market                            457,965       154,235
         Receivable for investments sold                  -             -
         Other assets                                10,245         3,733
         Accrued income receivable                   21,968        66,409
         Receivable from Investment Manager
             (Note 3)                                41,364        14,994
         Receivable for capital shares sold          34,887        51,419
                                               ------------  ------------
         Total assets                             5,707,357     4,412,111
                                               ------------  ------------
LIABILITIES
         Payable for investments purchased                -             -
         Payable for capital shares
             repurchased                                697         2,893
         Accounts payable                                 -         1,021
         Accounts payable to related parties
             (Note 3)                                 3,403         5,528
         Payable to Investement Manager (Note
             1)                                           -             -
                                               ------------  ------------
         Total Liabilities                            4,100         9,442
                                               ------------  ------------
    NET ASSETS                                 $  5,703,257  $  4,402,669
                                               ------------  ------------
SUMMARY OF SHAREHOLDERS' EQUITY
         Paid in capital                       $  5,561,828  $  4,239,605
         Accumulated undistributed net
             investment income (loss)                   620         2,167
         Accumulated undistributed net
             realized gains (losses) on
             security transactions                   84,767        (5,636)
         Distributions in excess of net
             realized gains on security
             transactions                                 -             -
         Net unrealized appreciation
             (depreciation) of investments           56,042       166,533
                                               ------------  ------------
         Net assets at June 30, 1999           $  5,703,257  $  4,402,669
                                               ------------  ------------
CLASS A:
         Net assets                            $  4,389,505  $  3,025,870
                                               ------------  ------------
                                               ------------  ------------
         Shares authorized                       50,000,000    50,000,000
         Shares outstanding                         447,395       289,112
         Net asset value and redemption price
             per share                         $       9.81  $      10.47
                                               ------------  ------------
                                               ------------  ------------
         Maximum offering price per share      $      10.30  $      10.99
         Sales load                                    4.75%         4.75%
CLASS C:
         Net assets                            $  1,313,752  $  1,376,799
                                               ------------  ------------
                                               ------------  ------------
         Shares authorized                       50,000,000    50,000,000
         Shares outstanding                         135,383       133,300
         Net asset value and redemption price
             per share                         $       9.70  $      10.33
                                               ------------  ------------
                                               ------------  ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                                                  SMALL
                                                   BALANCED        GROWTH           CAP
                                                       FUND          FUND          FUND
                                               ------------  ------------  ------------
ASSETS
         Investment securities
             At cost                           $  5,701,128  $          -  $  8,262,070
                                               ------------  ------------  ------------
                                               ------------  ------------  ------------
             At market value                   $  7,182,308  $          -  $  8,359,645
             Short-term investments, at cost,
                  which is equivalent to
                  market                            398,304        96,512       255,811
         Receivable for investments sold                  -             -        33,248
         Other assets                                10,418             -        18,911
         Accrued income receivable                   81,456           249         1,132
         Receivable from Investment Manager
             (Note 3)                                     -         2,244             -
         Receivable for capital shares sold          37,816             -         3,399
                                               ------------  ------------  ------------
         Total assets                             7,710,302        99,005     8,672,146
                                               ------------  ------------  ------------
LIABILITIES
         Payable for investments purchased           52,325             -        50,663
         Payable for capital shares
             repurchased                                865             -         5,335
         Accounts payable                             6,140             -         6,753
         Accounts payable to related parties
             (Note 3)                                 5,083            38         3,575
         Payable to Investement Manager (Note
             1)                                       2,132             -         5,124
                                               ------------  ------------  ------------
         Total Liabilities                           66,545            38        71,450
                                               ------------  ------------  ------------
    NET ASSETS                                 $  7,643,757  $     98,967  $  8,600,696
                                               ------------  ------------  ------------
SUMMARY OF SHAREHOLDERS' EQUITY
         Paid in capital                       $  5,956,209  $     99,012  $  7,721,837
         Accumulated undistributed net
             investment income (loss)                30,924           (45)            -
         Accumulated undistributed net
             realized gains (losses) on
             security transactions                  175,444             -       781,284
         Distributions in excess of net
             realized gains on security
             transactions                                 -             -             -
         Net unrealized appreciation
             (depreciation) of investments        1,481,180             -        97,575
                                               ------------  ------------  ------------
         Net assets at June 30, 1999           $  7,643,757  $     98,967  $  8,600,696
                                               ------------  ------------  ------------
CLASS A:
         Net assets                            $  6,856,755  $     34,023  $  8,204,644
                                               ------------  ------------  ------------
                                               ------------  ------------  ------------
         Shares authorized                       50,000,000    50,000,000    50,000,000
         Shares outstanding                         507,591         3,401       625,894
         Net asset value and redemption price
             per share                         $      13.51  $      10.00  $      13.11
                                               ------------  ------------  ------------
                                               ------------  ------------  ------------
         Maximum offering price per share      $      14.33  $      10.61  $      13.91
         Sales load                                    5.75%         5.75%         5.75%
CLASS C:
         Net assets                            $    787,002  $     64,944  $    396,052
                                               ------------  ------------  ------------
                                               ------------  ------------  ------------
         Shares authorized                       50,000,000    50,000,000    50,000,000
         Shares outstanding                          58,929         6,500        30,297
         Net asset value and redemption price
             per share                         $      13.36  $       9.99  $      13.07
                                               ------------  ------------  ------------
                                               ------------  ------------  ------------

                           PACIFIC ADVISORS FUND INC.
                      STATEMENT OF OPERATIONS (UNAUDITED)
                       For the period ended June 30, 1999
--------------------------------------------------------------------------------

                                                                 INCOME
                                                GOVERNMENT          AND
                                                SECURITIES       EQUITY
                                                      FUND         FUND
                                               -----------  -----------
INVESTMENT INCOME
    Dividends                                  $    14,677  $    13,401
    Interest                                       117,874       97,244
                                               -----------  -----------
         Total Income                              132,551      110,645
                                               -----------  -----------

EXPENSES
    Investment Management Fees                      19,486       15,403
    Transfer Agent Expense                          10,515       10,977
    Fund Accounting Fees                            14,828       13,012
    Legal Expense                                   12,086        8,551
    Audit Fees                                       9,745        5,777
    Registration Fees                               10,415        8,281
    Printing                                        12,921        6,162
    Custody Fees                                     2,784        4,604
    Director Fees/Meetings                             835          578
    Distribution Fees (Note 3)                       8,900        7,442
    Other Expense                                    3,070        1,735
                                               -----------  -----------
         Total Expenses, before
            reimbursements                         105,585       82,522
    Less fees waived and expenses reimbursed
       (Note 3)                                     57,708       44,957
                                               -----------  -----------
         Net Expenses                               47,877       37,565
                                               -----------  -----------
NET INVESTMENT INCOME (LOSS)                        84,674       73,080
                                               -----------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)ON
    INVESTMENTS
    Net Realized gain (loss) on investments         84,734       (5,676)

    Net unrealized appreciation
       (depreciation) of investments              (516,026)    (104,110)
                                               -----------  -----------
                                                  (431,292)    (109,786)
                                               -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                  $  (346,618) $   (36,706)
                                               -----------  -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                                               SMALL
                                                  BALANCED     GROWTH            CAP
                                                      FUND       FUND           FUND
                                               -----------  ---------  -------------
INVESTMENT INCOME
    Dividends                                  $    25,648  $       -  $      18,542
    Interest                                       121,872        249          2,918
                                               -----------  ---------  -------------
         Total Income                              147,520        249         21,460
                                               -----------  ---------  -------------

EXPENSES
    Investment Management Fees                      28,510         81         34,438
    Transfer Agent Expense                          14,241      2,514         19,024
    Fund Accounting Fees                            19,622      2,519         23,731
    Legal Expense                                   17,178         27         22,542
    Audit Fees                                      12,475         51         17,223
    Registration Fees                               10,337         24         12,347
    Printing                                        16,465         19         18,375
    Custody Fees                                     3,564         51          3,014
    Director Fees/Meetings                           1,069          3          1,292
    Distribution Fees (Note 3)                       9,456         70         10,494
    Other Expense                                    3,568         11          3,884
                                               -----------  ---------  -------------
         Total Expenses, before
            reimbursements                         136,485      5,370        166,364
    Less fees waived and expenses reimbursed
       (Note 3)                                     14,257      5,076              -
                                               -----------  ---------  -------------
         Net Expenses                              122,228        294        166,364
                                               -----------  ---------  -------------
NET INVESTMENT INCOME (LOSS)                        25,292        (45)      (144,904)
                                               -----------  ---------  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)ON
    INVESTMENTS
    Net Realized gain (loss) on investments        179,548          -        780,878

    Net unrealized appreciation
       (depreciation) of investments               242,383          -     (1,407,867)
                                               -----------  ---------  -------------
                                                   421,931          -       (626,989)
                                               -----------  ---------  -------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                  $   447,223  $     (45) $    (771,893)
                                               -----------  ---------  -------------

                           PACIFIC ADVISORS FUND INC.
                 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                     INCOME AND EQUITY FUND
                                        GOVERNMENT SECURITIES FUND   -----------------------
                                        ---------------------------      Period
                                                         Year ended       ended   Year ended
                                          Period ended     December    June 30,     December
                                         June 30, 1999     31, 1998        1999     31, 1998
                                        --------------  -----------  ----------  -----------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
    Net investment income (loss)        $       84,674  $   160,810  $   73,080  $    91,460
    Net realized gain (loss) on
         investments                            84,734      378,940      (5,676)      30,423
    Change in net unrealized
         appreciation (depreciation)
         of investments                       (516,026)     257,522    (104,110)     160,159
                                        --------------  -----------  ----------  -----------
    Increase (decrease) in net assets
         resulting from operations            (346,618)     797,272     (36,706)     282,042
                                        --------------  -----------  ----------  -----------
    FROM DISTRIBUTIONS TO SHAREHOLDERS
    Class A:
         Net investment income                 (70,622)    (146,241)    (53,159)     (74,762)
         Net capital gains                           -     (332,026)          -      (24,021)

    Class C:
         Net investment income                 (14,507)     (15,510)    (20,431)     (14,485)
         Net capital gains                           -      (47,268)          -       (6,355)
                                        --------------  -----------  ----------  -----------

    Decrease in net assets resulting
         from distributions                    (85,129)    (541,045)    (73,590)    (119,623)
                                        --------------  -----------  ----------  -----------

    FROM CAPITAL SHARE TRANSACTIONS
         (NOTE 5)
    Proceeds from shares sold                1,231,104    3,206,684   1,405,272    1,428,550
    Proceeds from shares purchased by
         reinvestment of dividends              66,956      459,455      52,856       79,419
    Cost of shares repurchased              (1,414,031)  (1,610,336)   (293,097)    (216,738)
                                        --------------  -----------  ----------  -----------
    Increase (decrease) in net assets
         derived from capital share
         transactions                         (115,971)   2,055,803   1,165,031    1,291,231
                                        --------------  -----------  ----------  -----------

    Increase (decrease) in net assets         (547,718)   2,312,030   1,054,735    1,453,650

NET ASSETS
    Beginning of period                      6,250,975    3,938,945   3,347,934    1,894,284
                                        --------------  -----------  ----------  -----------
    End of period                       $    5,703,257  $ 6,250,975  $4,402,669  $ 3,347,934
                                        --------------  -----------  ----------  -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                               BALANCED FUND                GROWTH FUND                SMALL CAP FUND
                                        ---------------------------  --------------------------  --------------------------
                                                         Year ended  Period ended    Year ended  Period ended    Year ended
                                          Period ended     December      June 30,  December 31,      June 30,  December 31,
                                         June 30, 1999     31, 1998          1999          1998          1999          1998
                                        --------------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
    Net investment income (loss)        $       25,292  $    12,012  $        (45) $         -   $   (144,904) $   (396,194)
    Net realized gain (loss) on
         investments                           179,548      153,998             -            -        780,878       235,446
    Change in net unrealized
         appreciation (depreciation)
         of investments                        242,383      277,926             -            -     (1,407,867)   (1,816,090)
                                        --------------  -----------  ------------  ------------  ------------  ------------
    Increase (decrease) in net assets
         resulting from operations             447,223      443,936           (45)           -       (771,893)   (1,976,838)
                                        --------------  -----------  ------------  ------------  ------------  ------------
    FROM DISTRIBUTIONS TO SHAREHOLDERS
    Class A:
         Net investment income                       -            -             -            -              -             -
         Net capital gains                           -     (150,322)            -            -              -      (229,623)

    Class C:
         Net investment income                       -         (172)            -            -              -             -
         Net capital gains                           -       (8,044)            -            -              -        (5,886)
                                        --------------  -----------  ------------  ------------  ------------  ------------

    Decrease in net assets resulting
         from distributions                          -     (158,538)            -            -              -      (235,509)
                                        --------------  -----------  ------------  ------------  ------------  ------------

    FROM CAPITAL SHARE TRANSACTIONS
         (NOTE 5)
    Proceeds from shares sold                1,184,485    1,207,016        99,012            -      1,156,810     2,235,324
    Proceeds from shares purchased by
         reinvestment of dividends                   -      141,953             -            -              -       182,048
    Cost of shares repurchased                (785,791)    (429,120)            -            -     (1,353,770)   (1,760,436)
                                        --------------  -----------  ------------  ------------  ------------  ------------
    Increase (decrease) in net assets
         derived from capital share
         transactions                          398,694      919,849        99,012            -       (196,960)      656,936
                                        --------------  -----------  ------------  ------------  ------------  ------------

    Increase (decrease) in net assets          845,917    1,205,247        98,967            -       (968,853)   (1,555,411)

NET ASSETS
    Beginning of period                      6,797,840    5,592,593             -            -      9,569,549    11,124,960
                                        --------------  -----------  ------------  ------------  ------------  ------------
    End of period                       $    7,643,757  $ 6,797,840  $     98,967  $         -   $  8,600,696  $  9,569,549
                                        --------------  -----------  ------------  ------------  ------------  ------------

                           PACIFIC ADVISORS FUND INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 June 30, 1999
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

        Pacific Advisors Fund Inc. (the "Company") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Company was organized on May 18, 1992, as a Maryland corporation and had no operations prior to February 8, 1993, other than those relating to organizational matters including the sale of 2,778 shares of stock of each of its four original series ("Funds") at $9.00 per share to the Company's investment manager, Pacific Global Investment Management Company ("Investment Manager"). The Company currently offers five Funds: Government Securities Fund, Income and Equity Fund, Balanced Fund, Growth Fund and Small Cap Fund. Each fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies and restrictions. The Government Securities Fund seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk. The Income and Equity Fund seeks to provide current income and secondarily, long-term capital appreciation. The Balanced Fund seeks to achieve long-term capital appreciation and income consistent with reduced market risk. The Growth Fund seeks to achieve long-term capital appreciation through investment in medium to large capitalization companies. The Small Cap Fund seeks to provide capital appreciation through investment in small capitalization companies.

        Effective April 1, 1998, the Funds offer Class A and Class C shares, each of which has equal rights as to assets and voting privileges except that Class A and Class C each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each Class of shares differs in its respective service and distribution expenses and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

        A. SECURITY VALUATION. Securities listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the NYSE. OTC issues not quoted on the NASDAQ system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources (including Quotron), where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity of less than 60 days are valued on an amortized cost basis.

        B. SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

        C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. The Government Securities Fund and the Income and Equity Fund declare and distribute dividends of their net investment income, if any, quarterly. The Balanced Fund, Growth Fund and Small Cap Fund declare and distribute dividends of their net investment income, if any, annually. The Board of Directors will determine the amount and timing of such payments. Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

        D. FEDERAL INCOME TAXES. No provision is made for Federal taxes since the Company intends to qualify as a regulated investment company and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from Federal income and excise taxes.

        E. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and footnotes. Actual results could differ from those estimates.

NOTE 3. INVESTMENT MANAGEMENT, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS

        The Company and the Funds have entered into investment management agreements ("Management Agreements") with the Investment Manager. The Management Agreements provide for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.65% of average net assets for the Government Securities Fund and 0.75% of average net assets for the Income and Equity, Balanced, Growth and Small Cap Funds. The Investment Manager has entered into sub-advisory agreements ("Sub-Advisory Agreements") with Hamilton & Bache, Inc. and Spectrum Asset Management, Inc. ("Advisors") for the Balanced and Government Securities Funds respectively. It has also entered into a co-management agreement ("Co-management Agreement") with Hamilton and Bache, Inc. ("Advisor") for the Income and Equity Fund. The Investment Manager is solely responsible for the payment of these fees to the Advisors.

        In accordance with Expense Limitation agreements, with the Company, on behalf of the Government Securities, Income and Equity and Growth Funds, the Investment Manager is required to reduce its investment management fees in any fiscal year in which all fund operating expenses exceed 1.65%, 1.85% and 2.50%, respectively, of average daily net assets of the respective Funds, and to reimburse the Government Securities, Income and Equity, and Growth Funds for any additional amounts that exceed these limits. These agreements may be terminated by either party. In addition, from time to time, the Investment Manager and Advisors may voluntarily waive their management and sub-advisory fees, and/or absorb certain expenses for the Funds.

        Pursuant to the Expense Limitation Agreements, voluntary waiver of fees and the assumption of expenses by

                           PACIFIC ADVISORS FUND INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 June 30, 1999
--------------------------------------------------------------------------------

the Investment Manager, the following amounts were waived or reimbursed for the six months ended June 30, 1999.

                                           Management           Expense
                                                 Fees    Reimbursements
Government Securities Fund                  $  18,098       $    39,610
Income and Equity Fund                         14,443            30,514
Balanced Fund                                  14,257                 -
Growth Fund                                        76             5,000

        With the exception of the Growth Fund, these waived and reimbursed expenses may be subject to future recoupment by the Investment Manager.

        Fund operating expenses may not fall below the current expense levels in subsequent years until the Investment Manager has fully recouped fees forgone and expenses paid or assumed, as each fund will reimburse the Investment Manager in subsequent years during which the Fund's total assets are greater than $20,000,000. Such recoupments, if any, are limited to a period of five years from the date on which the first reimbursement is made to the Investment Manager on a fund by fund basis. As of June 30, 1999, the cumulative amounts unrecouped by the Investment Manager since the commencement of operations are:

Government Securities Fund                          $534,184
Income and Equity Fund                               407,399
Balanced Fund                                        275,017
Small Cap Fund                                       217,445

        For the six months ended June 30, 1999, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received commissions on sales of capital stock, after deducting amounts allowed to authorized distributors as commissions. The amounts are as follows.

                                            Underwriting    Commissions
                                           Fees Retained           Paid
Government Securities Fund                    $    1,024      $   5,536
Income and Equity Fund                               878          4,412
Balanced Fund                                        886          4,255
Growth Fund                                            1              3
Small Cap Fund                                     4,367         21,402

        PGFD is a wholly-owned subsidiary of the Investment Manager.

        The Company and the Funds have entered into agreements with Pacific Global Investor Services, Inc. ("PGIS") to provide fund accounting services at the monthly fee of three basis points for the first one hundred million in net assets or a minimum of $1,250. In addition, agreements to provide transfer agent services have also been entered into at a rate of $18.00 per year per open account and $2.00 per year per closed account with a minimum charge of $1,250 per month. PGIS is a wholly owned subsidiary of the Investment Manager.

        Accounts payable to related parties consists of management fees payable to the Investment Manager and fund accounting and transfer agent fees payable to PGIS.

        The Company has adopted a plan of distribution, whereby the Funds may pay a service fee to qualified recipients in an amount up to 0.25% and 1.00% per annum of each Fund's daily net assets for A shares and C shares respectively. For the six months ended June 30,1999, total service fees were:

Government Securities Fund                          $  8,900
Income and Equity Fund                                 7,442
Balanced Fund                                          9,456
Growth Fund                                               70
Small Cap Fund                                        10,494

NOTE 4. YEAR 2000

        Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems it uses and those used by the Fund's brokers and other major service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue".

        The Fund has assessed its computer systems and the systems compliance issues of its brokers and other major service providers. The Fund has taken steps that it believes are reasonably designed to address the Year 2000 issue with respect to the computer systems it uses and has obtained satisfactory assurances that comparable steps are being taken by its brokers and other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any material adverse impact on the Fund. The inability of the Fund or its third party providers to timely complete all necessary procedures to address the Year 2000 Issue could have a material adverse effect on the Fund's operations. Management will continue to monitor the status of and its exposure to this issue. For the six months ended June 30, 1999, the Fund incurred no significant Year 2000 related expenses and it does not expect to incur significant Year 2000 expenses in the future.

        The Fund is in the process of establishing a contingency plan to address recovery from unavoided or unavoidable Year 2000 problems, if any.

                           PACIFIC ADVISORS FUND INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 June 30, 1999
--------------------------------------------------------------------------------

NOTE 5. PURCHASE AND SALES OF SECURITIES

        The following summarizes purchases and sales of investment securities, other than short-term investments, and aggregate gross unrealized appreciation and depreciation by each Fund for the six months ended and as of June 30, 1999.

                                                             Gross          Gross    Net Unrealized
                               Cost of     Proceeds     Unrealized     Unrealized      Appreciation
                             Purchases   From Sales   Appreciation   Depreciation    (Depreciation)
Government Securities
  Fund                     $ 5,983,982  $ 6,212,527   $     75,022   $     18,980     $      56,042
Income and Equity Fund       1,487,003      491,713        262,596         96,063           166,533
Balanced Fund                1,934,003    1,606,521      1,586,992        105,812         1,481,180
Growth Fund                          -            -              -              -                 -
Small Cap Fund               2,644,896    3,058,144      1,624,577      1,527,002            97,575

NOTE 6. CAPITAL SHARE TRANSACTIONS

                                     Period ended              Year ended
                                     June 30, 1999          December 31, 1998
                                -----------------------  -----------------------
                                  Shares         Amount    Shares         Amount
                                --------  -------------  --------  -------------
GOVERNMENT SECURITIES FUND
Class A
Shares Sold                       44,765  $     447,798   218,063  $   2,343,958
Reinvestment of Distributions      5,360         52,689    38,067        397,397
                                --------  -------------  --------  -------------
                                  50,125        500,487   256,130      2,741,355
Shares Repurchased              (117,924)    (1,207,509) (140,050)    (1,496,807)
                                --------  -------------  --------  -------------
Net Increase (decrease)          (67,799) $    (707,022)  116,080  $   1,244,548
                                --------  -------------  --------  -------------
Class C
Shares Sold                       79,112  $     783,306    80,090  $     862,726
Reinvestment of Distributions      1,465         14,267     5,980         62,058
                                --------  -------------  --------  -------------
                                  80,577        797,573    86,070        924,784
Shares Repurchased               (20,849)      (206,522)  (10,415)      (113,529)
                                --------  -------------  --------  -------------
Net Increase (decrease)           59,728  $     591,051    75,655  $     811,255
                                --------  -------------  --------  -------------

                           PACIFIC ADVISORS FUND INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 June 30, 1999
--------------------------------------------------------------------------------

NOTE 6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                     Period ended              Year ended
                                     June 30, 1999          December 31, 1998
                                -----------------------  -----------------------
                                  Shares         Amount    Shares         Amount
                                --------  -------------  --------  -------------
INCOME AND EQUITY FUND
Class A
Shares Sold                       60,130  $     644,484    70,114  $     736,108
Reinvestment of Distributions      3,075         32,425     5,544         58,579
                                --------  -------------  --------  -------------
                                  63,205        676,909    75,658        794,687
Shares Repurchased               (20,375)      (215,749)  (19,249)      (201,807)
                                --------  -------------  --------  -------------
Net Increase (decrease)           42,830  $     461,160    56,409  $     592,880
                                --------  -------------  --------  -------------
Class C
Shares Sold                       72,588  $     760,788    65,537  $     692,442
Reinvestment of Distributions      1,973         20,431     1,978         20,840
                                --------  -------------  --------  -------------
                                  74,561        781,219    67,515        713,282
Shares Repurchased                (7,376)       (77,348)   (1,400)       (14,931)
                                --------  -------------  --------  -------------
Net Increase (decrease)           67,185  $     703,871    66,115  $     698,351
                                --------  -------------  --------  -------------

                                     Period ended              Year ended
                                     June 30, 1999          December 31, 1998
                                -----------------------  -----------------------
                                  Shares         Amount    Shares         Amount
                                --------  -------------  --------  -------------
BALANCED FUND
Class A
Shares Sold                       60,861  $     800,622    65,239  $     830,434
Reinvestment of Distributions          -              -    10,614        133,736
                                --------  -------------  --------  -------------
                                  60,861        800,622    75,853        964,170
Shares Repurchased               (59,315)      (778,651)  (33,511)      (425,402)
                                --------  -------------  --------  -------------
Net Increase (decrease)            1,546  $      21,971    42,342  $     538,768
                                --------  -------------  --------  -------------
Class C
Shares Sold                       29,471  $     383,863    29,657  $     376,582
Reinvestment of Distributions          -              -       656          8,217
                                --------  -------------  --------  -------------
                                  29,471        383,863    30,313        384,799
Shares Repurchased                  (552)        (7,140)     (303)        (3,718)
                                --------  -------------  --------  -------------
Net Increase (decrease)           28,919  $     376,723    30,010  $     381,081
                                --------  -------------  --------  -------------

                           PACIFIC ADVISORS FUND INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                                 June 30, 1999
--------------------------------------------------------------------------------

NOTE 6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                      Period ended               Year ended
                                     June 30, 1999           December 31, 1998
                                ------------------------  ------------------------
                                  Shares          Amount    Shares          Amount
                                --------  --------------  --------  --------------
GROWTH FUND
Class A
Shares Sold                        3,401  $     34,012           -  $          -
Reinvestment of Distributions          -             -           -             -
                                --------  --------------  --------  --------------
                                   3,401        34,012           -             -
Shares Repurchased                     -             -           -             -
                                --------  --------------  --------  --------------
Net Increase (decrease)            3,401  $     34,012           -  $          -
                                --------  --------------  --------  --------------
Class C
Shares Sold                        6,500  $     65,000           -  $          -
Reinvestment of Distributions          -             -           -             -
                                --------  --------------  --------  --------------
                                   6,500        65,000           -             -
Shares Repurchased                     -             -           -             -
                                --------  --------------  --------  --------------
Net Increase (decrease)            6,500  $     65,000           -  $          -
                                --------  --------------  --------  --------------

                                     Period ended              Year ended
                                     June 30, 1999          December 31, 1998
                                -----------------------  -----------------------
                                  Shares         Amount    Shares         Amount
                                --------  -------------  --------  -------------
SMALL CAP FUND
Class A
Shares Sold                       70,656  $     938,666   114,853  $   1,925,336
Reinvestment of Distributions          -              -    12,485        176,162
                                --------  -------------  --------  -------------
                                  70,656        938,666   127,338      2,101,498
Shares Repurchased              (100,311)    (1,307,394) (107,128)    (1,711,220)
                                --------  -------------  --------  -------------
Net Increase (decrease)          (29,655) $    (368,728)   20,210  $     390,278
                                --------  -------------  --------  -------------
Class C
Shares Sold                       16,898  $     218,144    19,103  $     309,988
Reinvestment of Distributions          -              -       417          5,886
                                --------  -------------  --------  -------------
                                  16,898        218,144    19,520        315,874
Shares Repurchased                (3,399)       (46,376)   (2,722)       (49,216)
                                --------  -------------  --------  -------------
Net Increase (decrease)           13,499  $     171,768    16,798  $     266,658
                                --------  -------------  --------  -------------

                           PACIFIC ADVISORS FUND INC.
                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                    GOVERNMENT SECURITIES FUND
                                              ----------------------------------------------------------------------
                                                                             Class A
                                              ----------------------------------------------------------------------
                                                  Six months              For the year ended December 31,
                                                       ended   -----------------------------------------------------
                                               June 30, 1999          1998          1997          1996          1995
                                              ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period        $   10.59     $    9.87     $    9.30     $   10.16     $    8.82
                                              --------------   -----------   -----------   -----------   -----------
     Income from investing operations
          Net investment income                       0.16          0.34          0.35          0.33          0.31
          Net realized and unrealized gains
               (losses) on securities                (0.79)         1.38          0.71         (0.65)         1.53
                                              --------------   -----------   -----------   -----------   -----------
     Total from investment operations                (0.63)         1.72          1.06         (0.32)         1.84
                                              --------------   -----------   -----------   -----------   -----------

     Less distributions
          From net investment income                 (0.15)        (0.33)        (0.35)        (0.32)        (0.31)
          From net capital gains                         -         (0.67)        (0.14)        (0.22)        (0.19)
                                              --------------   -----------   -----------   -----------   -----------
     Total distributions                             (0.15)        (1.00)        (0.49)        (0.54)        (0.50)
                                              --------------   -----------   -----------   -----------   -----------

     Net asset value, end of period              $    9.81     $   10.59     $    9.87     $    9.30     $   10.16
                                              --------------   -----------   -----------   -----------   -----------

TOTAL INVESTMENT RETURN (B)                          (5.91)%(a)     17.82%       11.72%        (3.15)%       20.32%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)             $   4,389     $   5,456     $   3,939     $   7,096     $   5,837
     Ratio of net investment income to
          average net assets
               With expense reductions                1.58%(a)      3.32%         3.36%         3.46%         3.75%
               Without expense reductions             0.57%(a)      1.04%         1.51%        (2.17)%       (2.60)%
     Ratio of expenses to average net assets
               With expense reductions                0.75%(a)      1.66%         1.65%         1.66%         1.65%
               Without expense reductions             1.76%(a)      3.94%         3.51%         2.95%         2.80%
     Portfolio turnover rate                         21.52%        41.98%        68.52%        50.49%        57.85%


                                                            Class C
                                              -----------------------------------
                                                  Six months     April 2, 1998(c)
                                                       ended                   to
                                               June 30, 1999    December 31, 1998
                                              -----------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period        $   10.50          $  10.24
                                              --------------   ------------------
     Income from investing operations
          Net investment income                       0.14              0.23
          Net realized and unrealized gains
               (losses) on securities                (0.81)             1.02
                                              --------------   ------------------
     Total from investment operations                (0.67)             1.25
                                              --------------   ------------------
     Less distributions
          From net investment income                 (0.13)            (0.32)
          From net capital gains                         -             (0.67)
                                              --------------   ------------------
     Total distributions                             (0.13)            (0.99)
                                              --------------   ------------------
     Net asset value, end of period              $    9.70          $  10.50
                                              --------------   ------------------
TOTAL INVESTMENT RETURN (B)                          (6.38)%(a)         12.48%(a)
RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)             $   1,314          $    795
     Ratio of net investment income to
          average net assets
               With expense reductions                1.02%(a)          2.05%(a)
               Without expense reductions             0.03%(a)          0.63%(a)
     Ratio of expenses to average net assets
               With expense reductions                1.27%(a)          1.06%(a)
               Without expense reductions             2.26%(a)          2.48%(a)
     Portfolio turnover rate                           N/A               N/A

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return calculation.
(c)  Commencement of Operations
N/A  Not Applicable

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                      INCOME AND EQUITY FUND
                                              ----------------------------------------------------------------------
                                                                             Class A
                                              ----------------------------------------------------------------------
                                                  Six months              For the year ended December 31,
                                                       ended   -----------------------------------------------------
                                               June 30, 1999          1998          1997          1996          1995
                                              ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period        $   10.74     $    9.98     $    9.42     $    9.67     $    8.98
                                              --------------   -----------   -----------   -----------   -----------
     Income from investing operations
          Net investment Income                       0.19          0.37          0.33          0.35          0.31
          Net realized and unrealized gains
               (losses) on securities                (0.27)         0.83          0.56         (0.19)         0.72
                                              --------------   -----------   -----------   -----------   -----------
     Total from investment operations                (0.08)         1.20          0.89          0.16          1.03
                                              --------------   -----------   -----------   -----------   -----------

     Less distributions
          From net investment income                 (0.19)        (0.34)        (0.33)        (0.35)        (0.31)
          From net capital gains                         -         (0.10)            -         (0.06)        (0.03)
                                              --------------   -----------   -----------   -----------   -----------
     Total distributions                             (0.19)        (0.44)        (0.33)        (0.41)        (0.34)
                                              --------------   -----------   -----------   -----------   -----------

     Net asset value, end of period              $   10.47     $   10.74     $    9.98     $    9.42     $    9.67
                                              --------------   -----------   -----------   -----------   -----------

TOTAL INVESTMENT RETURN (B)                          (0.78)%(a)     12.14%        9.60%         1.78%        11.98%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)             $   3,026     $   2,646     $   1,894     $   1,211     $   1,071
     Ratio of net investment income to
          average net assets
               With expense reductions                1.90%(a)      3.68%         3.56%         3.75%         4.06%
               Without expense reductions             0.74%(a)      0.83%        (0.96)%       (1.69)%       (2.32)%
     Ratio of expenses to average net assets
               With expense reductions                0.95%(a)      1.83%         1.85%         1.85%         1.86%
               Without expense reductions             2.11%(a)      4.67%         6.38%         7.29%         8.25%
     Portfolio turnover rate                         13.29%        16.72%        42.30%        28.23%        33.40%


                                                            Class C
                                              -----------------------------------
                                                  Six months     April 2, 1998(c)
                                                       ended                   to
                                               June 30, 1999    December 31, 1998
                                              -----------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period        $   10.62          $  10.39
                                              --------------   ------------------
     Income from investing operations
          Net investment Income                       0.22              0.22
          Net realized and unrealized gains
               (losses) on securities                (0.32)             0.43
                                              --------------   ------------------
     Total from investment operations                (0.10)             0.65
                                              --------------   ------------------
     Less distributions
          From net investment income                 (0.19)            (0.32)
          From net capital gains                         -             (0.10)
                                              --------------   ------------------
     Total distributions                             (0.19)            (0.42)
                                              --------------   ------------------
     Net asset value, end of period              $   10.33          $  10.62
                                              --------------   ------------------
TOTAL INVESTMENT RETURN (B)                          (0.90)%(a)          6.41%(a)
RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)             $   1,377          $    702
     Ratio of net investment income to
          average net assets
               With expense reductions                1.78%(a)          2.16%(a)
               Without expense reductions             0.65%(a)          0.31%(a)
     Ratio of expenses to average net assets
               With expense reductions                0.99%(a)          1.43%(a)
               Without expense reductions             2.11%(a)          3.28%(a)
     Portfolio turnover rate                           N/A               N/A

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return calculation.
(c)  Commencement of operations
N/A  Not Applicable

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                          BALANCED FUND
                                              ----------------------------------------------------------------------
                                                                             Class A
                                              ----------------------------------------------------------------------
                                                  Six months              For the year ended December 31,
                                                       ended   -----------------------------------------------------
                                               June 30, 1999          1998          1997          1996          1995
                                              ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period        $   12.69     $   12.06     $   10.66     $    9.31     $    8.75
                                              --------------   -----------   -----------   -----------   -----------
     Income from investing operations
          Net investment income                       0.05          0.03             -          0.09          0.18
          Net realized and unrealized gains
               (losses) on securities                 0.77          0.90          1.62          1.39          0.57
                                              --------------   -----------   -----------   -----------   -----------
     Total from investment operations                 0.82          0.93          1.62          1.48          0.75
                                              --------------   -----------   -----------   -----------   -----------

     Less distributions
          From net investment income                     -             -         (0.01)        (0.09)        (0.18)
          From net capital gains                         -         (0.30)        (0.21)        (0.04)        (0.01)
                                              --------------   -----------   -----------   -----------   -----------
     Total distributions                                 -         (0.30)        (0.22)        (0.13)        (0.19)
                                              --------------   -----------   -----------   -----------   -----------

     Net asset value, end of period              $   13.51     $   12.69     $   12.06     $   10.66     $    9.31
                                              --------------   -----------   -----------   -----------   -----------

TOTAL INVESTMENT RETURN (B)                           6.46%(a)      7.76%        15.24%        15.92%         8.70%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)             $   6,857     $   6,420     $   5,593     $   3,187     $   2,219
     Ratio of net investment income to
          average net assets
               With expense reductions                0.40%(a)      0.22%        (0.03)%        1.12%         2.46%
               Without expense reductions             0.20%(a)     (0.18)%       (0.50)%       (0.76)%       (0.62)%
     Ratio of expenses to average net assets
               With expense reductions                1.66%(a)      3.48%         3.28%         2.48%         2.24%
               Without expense reductions             1.86%(a)     (3.88)%        3.75%         4.36%         5.31%
     Portfolio turnover rate                         23.07%        53.97%        64.13%        65.94%        41.23%


                                                            Class C
                                              -----------------------------------
                                                  Six months     April 2, 1998(c)
                                                       ended                   to
                                               June 30, 1999    December 31, 1998
                                              -----------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period        $   12.61          $  13.09
                                              --------------   ------------------
     Income from investing operations
          Net investment income                          -             (0.04)
          Net realized and unrealized gains
               (losses) on securities                 0.75             (0.13)
                                              --------------   ------------------
     Total from investment operations                 0.75             (0.17)
                                              --------------   ------------------
     Less distributions
          From net investment income                     -             (0.01)
          From net capital gains                         -             (0.30)
                                              --------------   ------------------
     Total distributions                                 -             (0.31)
                                              --------------   ------------------
     Net asset value, end of period              $   13.36          $  12.61
                                              --------------   ------------------
TOTAL INVESTMENT RETURN (B)                           5.95%(a)         (1.28)%(a)
RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)             $     787          $    378
     Ratio of net investment income to
          average net assets
               With expense reductions               (0.20)%(a)         (0.64)%(a)
               Without expense reductions            (0.39)%(a)         (0.91)%(a)
     Ratio of expenses to average net assets
               With expense reductions                2.21%(a)          3.12%(a)
               Without expense reductions             2.41%(a)          3.39%(a)
     Portfolio turnover rate                           N/A               N/A

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return calculation.
(c)  Commencement of operations
N/A  Not Applicable

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                     GROWTH FUND
                                          ---------------------------------
                                              Class A           Class C
                                          ---------------   ---------------
                                           May 3, 1999(c)    May 3, 1999(c)
                                                       to                to
                                            June 30, 1999     June 30, 1999
                                          ---------------   ---------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of
          period                             $   10.00         $   10.00
                                          ---------------   ---------------
     Income from investing operations
          Net investment expense                     -             (0.01)
          Net realized and unrealized
               gains (losses) on
               securities                            -                 -
                                          ---------------   ---------------
     Total from investment operations                -             (0.01)
                                          ---------------   ---------------

     Less distributions
          From net investment income                 -                 -
          From net capital gains                     -                 -
                                          ---------------   ---------------
     Total distributions                             -                 -
                                          ---------------   ---------------

     Net asset value, end of period          $   10.00         $    9.99
                                          ---------------   ---------------

TOTAL INVESTMENT RETURN (B)                       0.00%(a)         (0.10)%(a)

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)         $      34         $      65
     Ratio of net investment income to
          average net assets
               With expense reductions            0.04%(a)         (0.09)%(a)
               Without expense
                    reductions                   (7.13)%(a)        (4.77)%(a)
     Ratio of expenses to average net
          assets
               With expense reductions            0.31%(a)          0.32%(a)
               Without expense
                    reductions                    7.48%(a)          5.00%(a)
     Portfolio turnover rate                       N/A               N/A

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return calculation.
(c)  Commencement of operations
N/A  Not Applicable

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                (For a share outstanding throughout the period)
--------------------------------------------------------------------------------

                                                                          SMALL CAP FUND
                                              ----------------------------------------------------------------------
                                                                             Class A
                                              ----------------------------------------------------------------------
                                                  Six months              For the year ended December 31,
                                                       ended   -----------------------------------------------------
                                               June 30, 1999          1998          1997          1996          1995
                                              ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period        $   14.23     $   17.51     $   16.47     $   11.82     $   10.35
                                              --------------   -----------   -----------   -----------   -----------
     Income from investing operations
          Net investment expense                     (0.28)        (0.58)        (0.38)        (0.21)        (0.08)
          Net realized and unrealized gains
               (losses) on securities                (0.84)        (2.34)         1.52          5.35          1.89
                                              --------------   -----------   -----------   -----------   -----------
     Total from investment operations                (1.12)        (2.92)         1.14          5.14          1.81
                                              --------------   -----------   -----------   -----------   -----------

     Less distributions
          From net investment income                     -             -             -             -             -
          From net capital gains                         -         (0.36)        (0.10)        (0.49)        (0.34)
                                              --------------   -----------   -----------   -----------   -----------
     Total distributions                                 -         (0.36)        (0.10)        (0.49)        (0.34)
                                              --------------   -----------   -----------   -----------   -----------

     Net asset value, end of period              $   13.11     $   14.23     $   17.51     $   16.47     $   11.82
                                              --------------   -----------   -----------   -----------   -----------

TOTAL INVESTMENT RETURN (B)                          (7.87)%(a)    (16.66)%       6.95%        43.70%        17.27%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)             $   8,205     $   9,331     $  11,125     $   8,549     $   4,279
     Ratio of net investment income to
          average net assets
               With expense reductions               (1.66)%(a)     (3.71)%      (2.82)%       (2.06)%       (0.71)%
               Without expense reductions            (1.66)%(a)     (3.71)%      (2.99)%       (2.39)%       (1.88)%
     Ratio of expenses to average net assets
               With expense reductions                1.90%(a)      4.02%         3.18%         2.91%         2.49%
               Without expense reductions             1.90%(a)      4.02%         3.35%         3.24%         3.64%
     Portfolio turnover rate                         31.07%        49.63%        30.72%        51.83%        44.95%


                                                            Class C
                                              -----------------------------------
                                                  Six months     April 2, 1998(c)
                                                       ended                   to
                                               June 30, 1999    December 31, 1998
                                              -----------------------------------
PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of period        $   14.24          $  19.70
                                              --------------   ------------------
     Income from investing operations
          Net investment expense                     (0.05)            (0.29)
          Net realized and unrealized gains
               (losses) on securities                (1.12)            (4.81)
                                              --------------   ------------------
     Total from investment operations                (1.17)            (5.10)
                                              --------------   ------------------
     Less distributions
          From net investment income                     -                 -
          From net capital gains                         -             (0.36)
                                              --------------   ------------------
     Total distributions                                 -             (0.36)
                                              --------------   ------------------
     Net asset value, end of period              $   13.07          $  14.24
                                              --------------   ------------------
TOTAL INVESTMENT RETURN (B)                          (8.22)%(a)        (25.88)%(a)
RATIOS/SUPPLEMENTAL DATA
     Net assets, end of year (000's)             $     396          $    239
     Ratio of net investment income to
          average net assets
               With expense reductions               (1.91)%(a)         (3.68)%(a)
               Without expense reductions            (1.91)%(a)         (3.68)%(a)
     Ratio of expenses to average net assets
               With expense reductions                2.15%(a)          3.85%(a)
               Without expense reductions             2.15%(a)          3.85%(a)
     Portfolio turnover rate                           N/A               N/A

--------------------------------------------------------------------------------

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return calculation.
(c)  Commencement of operations
N/A  Not Applicable

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

PACIFIC ADVISORS FUND INC.
                 notes

                                      PACIFIC ADVISORS FUND INC.
                                                       notes

PACIFIC ADVISORS
          Fund Inc

                                   [GRAPHIC]

DIRECTORS
    GEORGE A. HENNING, CHAIRMAN
    VICTORIA L. BREEN
    THOMAS M. BRINKER
    KATHLEEN M. FISHKIN
    L. MICHAEL HALLER III
    SIEGFRED S. KAGAWA
    TAKASHI MAKINODAN, PH.D.
    GERALD E. MILLER
    LOUISE K. TAYLOR, PH.D.

OFFICERS
    GEORGE A. HENNING, PRESIDENT
    THOMAS H. HANSON, VICE PRESIDENT AND SECRETARY
    VICTORIA L. BREEN, ASSISTANT SECRETARY
    PAUL W. HENNING, TREASURER

INVESTMENT MANAGER
    PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY
    206 NORTH JACKSON STREET, SUITE 301
    GLENDALE, CALIFORNIA 91206

BALANCED FUND ADVISER
    HAMILTON & BACHE, INC.
    206 NORTH JACKSON STREET, SUITE 201
    GLENDALE, CALIFORNIA 91206

GOVERNMENT SECURITIES FUND ADVISER
    SPECTRUM ASSET MANAGEMENT, INC.
    450 NEWPORT CENTER DRIVE, SUITE 420
    NEWPORT BEACH, CALIFORNIA 92660

TRANSFER AGENT AND ADMINISTRATOR
    PACIFIC GLOBAL INVESTOR SERVICES, INC.
    206 NORTH JACKSON STREET, SUITE 301
    GLENDALE, CALIFORNIA 91206

DISTRIBUTOR
    PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
    206 NORTH JACKSON STREET, SUITE 301
    GLENDALE, CALIFORNIA 91206
    (800) 989-6693

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current effective prospectus of the Fund, which contains information concerning the investment policies of the Fund as well as other pertinent information.

                 PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
    [LOGO]       206 NORTH JACKSON STREET, SUITE 301                                                     BULK RATE
                 GLENDALE, CALIFORNIA 91206                                                            U. S. POSTAGE
                                                                                                            PAID
                                                                                                        GLENDALE, CA
                                                                                                      PERMIT NO. 1090

                                                                       pg101.898